Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Thomas Group, Inc.(the “Company”) for the three month period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James T. Taylor, Chief Executive Officer, President and Secretary of the Company, certify that:

1.                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES T. TAYLOR
James T. Taylor
Chief Executive Officer, President and Secretary
May 12, 2006